                                                                Exhibit 10.2.4
                                                                --------------
                            MEDIX RESOURCES, INC.
                            1999 STOCK OPTION PLAN
                            ----------------------

      1.  Purpose.  This 1999 Stock  Option  Plan (the  "Plan") is intended to
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provide  incentives:  (a)  to  the  officers  and  other  employees  of  Medix
Resources,  Inc., a Colorado  corporation (the "Company"),  and any present or future 50% or more owned subsidiaries of the Company  (individually a "Related
Corporation" and collectively  "Related  Corporations") by providing them with opportunities  to purchase  stock in the Company  pursuant to options  granted hereunder that qualify as "incentive  stock options" under Section  422A(b) of the Internal  Revenue Code of 1986, as amended and the regulations  thereunder
(the  "Code")  (individually  an "ISO" and  collectively  "ISOs");  and (b) to directors,  officers,  employees  and  consultants  of the Company and Related
Corporations  by providing  them with  opportunities  to purchase stock in the
Company  pursuant  to options  granted  hereunder  that do not qualify as ISOs
(individually  a  "Non-Qualified   Option"  and  collectively   "Non-Qualified
Options").  Both ISOs and  Non-Qualified  Options are referred to  hereinafter individually  as an "Option" and  collectively  as "Options".  As used herein, the terms "parent" and "subsidiary" mean "parent  corporation" and "subsidiary corporation",  respectively,  as those terms are defined in Section 425 of the
Code.

      2.  Administration of Plan.
          -----------------------

      (a)    Board  or   Committee   Administration.   This   Plan   shall  be
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administered  solely by the Company's Board of Directors (the "Board"),  or by
a  Compensation  Committee (the  "Committee")  consisting of not less than two
(2)  members  of the  Board,  all  of  whom  are  Non-Employee  Directors,  as defined in Rule 16b-3 promulgated  under the Securities  Exchange Act of 1934, as amended (the "1934 Act").  Hereinafter,  all references in this Plan to the
"Committee"  shall mean the Board if no Committee has been appointed.  Subject to the terms of this  Plan,  the  Committee  shall have the  authority  to (i)
determine  the employees of the Company and Related  Corporations  (from among the class of  employees  eligible  under  Section 3 below to receive  ISOs) to whom  ISOs  may  be  granted,  and to  determine  (from  among  the  class  of
individuals   and  entities   eligible   under  Section  3  below  to  receive
Non-Qualified  Options) to whom  Non-Qualified  Options  may be granted;  (ii)
determine the time or times at which Options may be granted;  (iii)  determine the exercise price of shares subject to each Option,  which price shall not be less than the  minimum  price  specified  in Section 6 below;  (iv)  determine whether each Option  granted shall be an ISO or a  Non-Qualified  Option;  (v)
determine  (subject  to Section 7 below)  the time or times  when each  Option shall  become  exercisable  and the  duration  of the  exercise  period;  (vi)
determine whether  restrictions  such as repurchase  options are to be imposed on shares subject to Options and the nature of such restrictions,  if any; and
(vii)  interpret  this Plan and prescribe  and rescind  rules and  regulations relating to this Plan.  If the Committee  determines to issue a  Non-Qualified
Option,  the Committee  shall take whatever  actions it deems  necessary under
Section  422A of the  Code  and the  regulations  promulgated  thereunder,  to ensure  that such  Option is not  treated as an ISO.  The  interpretation  and construction  by the Committee of any provisions of this Plan or of any Option granted  under this Plan shall be final  unless  otherwise  determined  by the
Board.  The Committee may from  time-to-time  adopt such rules and regulations for  carrying  out this  Plan as it may deem  appropriate.  No  member  of the
Board or of the  Committee  shall be liable  for any  action or  determination made in good faith with respect to this Plan or any Option  granted under this
Plan.

      (b)  Committee  Actions.  The Committee may select one of its members as
           -------------------
its  chairman,  and shall  hold  meetings  at such  times and places as it may determine.  Except as otherwise  provided by the Company's  Bylaws,  acts by a majority  of the  Committee,  or acts  reduced  to or  approved  in writing by unanimous consent of the members of the Committee,  shall be the valid acts of the  Committee.  From  time-to-time  the  Board may  increase  the size of the
Committee  and  appoint  additional  members  thereof,  who  are  Non-Employee
Directors,  may remove  members  (with or without  cause) and may  appoint new members in substitution  therefor,  fill vacancies (however caused), or remove all members of the Committee and thereafter directly administer this Plan.

      (c)  Compliance  with  Federal  and  State  Securities  Laws and  State
           -------------------------------------------------------------------
Corporate  Law.  Various  restrictions  apply to officers  and  directors  and
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others who may be deemed insiders under federal and state  securities laws and state  corporate  law.  These laws impose  certain  restrictions  on insiders.
Any Option granted to any director is subject to those  restrictions.  Holders of Options  should  consult  with their legal and tax advisors  regarding  the securities  law,  tax law,  corporate  law and other  effects of  transactions under this Plan.  The  Company  does not  provide any advice to an optionee on such  matters.  Restrictions  under  such  laws  relate  to  holding  periods, alternative  minimum tax  calculations and other matters and should be clearly understood  by the holders of Options.  The  granting of Options is subject to any  applicable  restrictions  under state  corporate law,  including  without limitation,  restrictions  applicable  to  conflicting  interest  transactions involving directors.

      (d)  Purpose  and  Intent  of  Plan.  The  purpose  of  this  Plan is to
           ------------------------------
advance  the  interest  of  the  Company  and  its  Related   Corporations  by
stimulating  the  efforts of  employees  on behalf of the  Company and Related
Corporations,  and heightening the desire of employees to continue  employment with the Company and Related  Corporations,  assisting the Company and Related
Corporations in competing  effectively with other enterprises for the services of new employees  necessary for the continued  improvement of operations,  and to attract and retain the best  available  personnel  for service as directors to the Company and Related  Corporations  and for services as  consultants  to the  Company  and  Related  Corporations.  This  Plan  is  intended  to  be an
"employee  benefit plan" under Rule 16b-3  promulgated  under Section 16(b) of the 1934 Act.  Transactions  under this Plan are  intended to comply with Rule
16b-3.  To the  extent  any  provisions  of  this  Plan or any  action  by the
Committee  or the Board  fails to comply  with such Rule and to the extent any provisions  of this Plan or any action by the  Committee or the Board fails to comply  with the  requirements  of the Code (for  options  intended to be ISOs hereunder),  each such  provision(s)  and action(s) shall be deemed to be null and void, to the extent  permitted by applicable  law and as deemed  advisable by the Committee or the Board.

      (e) Shareholder  Approval.  Grants of incentive stock options  hereunder
          ---------------------
shall be subject to  shareholder  approval  of this Plan  within  twelve  (12)
months following the date this Plan is authorized and approved by the Board.

      3. Eligible  Employees  and Others.  ISOs may be granted to any employee
         --------------------------------
of the  Company or any  Related  Corporation.  Any  officer or director of the
Company who is not also an  employee  of the  Company may not be granted  ISOs under  this  Plan.  Non-Qualified  Options  may be  granted  to any  employee, officer or  director  (whether  or not such  person is also an employee of the
Company) or to any  consultant  to the Company or to any Related  Corporation.
The  Committee   may  take  into   consideration   a  recipient's   individual
circumstances  in  determining  whether  to  grant  an ISO or a  Non-Qualified
Option.  The granting of a Option to any  individual  or entity shall  neither entitle  that  individual  or entity to, nor  disqualify  that  individual  or entity from, participation in any other grant of Options.

      4. Stock.  The stock subject to Options shall be authorized but unissued
         ------
shares of Common Stock of the Company,  $.001 par value per share (the "Common
Stock"),  or shares of Common Stock  reacquired  by the Company in any manner.
Subject to the  foregoing,  the aggregate  maximum  number of shares of Common
Stock  that may be issued  pursuant  to this Plan is  10,000,000,  subject  to adjustment  as  provided  in Section 13. Any such shares may be issued as ISOs or Non-Qualified  Options,  so long as the number of shares so issued does not exceed such number,  as adjusted.  If any Option granted under this Plan shall expire or terminate for any reason  without  having been  exercised in full or shall  cease  for any  reason  to be  exercisable  in whole  or in  part,  the unpurchased  shares  subject to such  Options  shall  again be  available  for grants of Options under this Plan.

      5.  Granting of Options.  Options may be granted  under this Plan at any
          --------------------
time until ten (10) years after the date of the  authorization and approval of this Plan by the  Board.  The date of grant of a Option  under  this Plan will be the date  specified  by the  Committee  at the time it grants  the  Option;
provided,  however, that such date shall not be prior to the date on which the
Committee  acts to approve  the  grant.  The  Committee  shall have the right, with the consent of the  optionee,  to convert an ISO granted  under this Plan into a Non-Qualified Option pursuant to Section 16 below.

      6.  Minimum Option Price; ISO Limitations.
          --------------------------------------

      (a)  Price  for  Non-Oualified  Qptions.  The  exercise  price per share
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specified  in the  agreement  relating to each  Non-Qualified  Option  granted under  this  Plan  shall in no event be less  than the fair  market  value per share  of  the  Common  Stock  on the  date  of  such  grant.  Subject  to the foregoing  sentence,  the exercise  price for  Non-Qualified  Options  granted hereunder  shall  be  determined  by the  Committee  or the  Board in its sole discretion, taking into account factors it deems relevant.

      (b) Price for  ISOs.  The  exercise  price  per share  specified  in the
          ---------------
agreement  relating to each ISO granted under this Plan shall not be less than the  fair  market  value  per  share of the  Common  Stock on the date of such grant.  In the  case  of an ISO to be  granted  to an  employee  owning  stock possessing  more than ten percent (10%) of the total combined  voting power of all classes of stock of the Company or of any Related  Corporation,  the price per share  specified in the  agreement  relating to such ISO shall not be less than one  hundred ten  percent  (110%) of the fair market  value per share of the Common Stock on the date of grant.

      (c) $100,000 Annual  Limitation on ISOs.  Each eligible  employee may be
          ------------------------------------
granted  ISOs only to the extent  that (in the  aggregate  under this Plan and all incentive stock option plans of the Company and any Related  Corporation), such  ISOs do not  become  exercisable  for the  first  time by such  employee during any  calendar  year in a manner  that would  entitle  the  employee  to purchase more than $100,000 in fair market value  (determined  at the time the
ISOs were  granted) of the Common  Stock in that  calendar  year.  Any options granted  to  an  employee  in  excess  of  that  amount  will  be  granted  as
Non-Qualified Options.

      (d)  Determination  of Fair Market  Value.  If, at the time an Option is
           ------------------------------------
granted under this Plan, the Company's Common Stock is publicly-traded,  "fair market  value" shall be  determined  as of the last business day for which the prices or quotes  discussed in this sentence are  available  prior to the date such  Option is granted  and shall mean (i) the  average (on that date) of the high and low prices of the Common Stock on the principal  national  securities exchange  on  which  the  Common  Stock  is  traded,  if the  Common  Stock is then-traded on a national securities exchange;  or (ii) the last reported sale price (on that date) of the Common  Stock on the NASDAQ  National  Market,  if
the Common  Stock is not then  traded on a national  securities  exchange;  or
(iii) the last sale  price,  closing  bid price or average of bid prices  last
quoted   (on   that   date)   by  an   established   quotation   service   for
over-the-counter  securities,  if the  Common  Stock  is not  reported  on the
NASDAQ National Market.  However,  if the Common Stock is not  publicly-traded at the time an Option is granted  under this Plan,  "fair market  value" shall be  deemed  to be the fair  value of the  Common  Stock as  determined  by the
Committee   or  the  Board  in  its  sole   discretion,   after   taking  into
consideration  all  factors  that it  deems  appropriate,  including,  without limitation,  recent  sale and offer  prices  of the  Common  Stock in  private transactions negotiated at arm's length.

      7.  Option  Duration.  Subject to earlier  termination  as  provided  in
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Sections 9 and 10 below,  each Option  shall  expire on the date  specified by the  Committee or the Board,  but not more than (i) ten (10) years and one (1)
day from the date of  grant  in the case of  Non-Qualified  Options,  (ii) ten
(10)  years  from the date of grant in the case of ISOs  generally  and  (iii)
five (5)  years  from the  date of  grant  in the case of ISOs  granted  to an employee  owning  stock  possessing  more than ten percent  (10%) of the total combined  voting  power  of all  classes  of stock  of the  Company  or of any
Related  Corporation.  Subject to earlier  termination as provided in Sections
9 and 10  below,  the  term of each ISO  shall  be the  term set  forth in the original  instrument  granting  such ISO,  except with  respect to any part of such ISO that is converted into a Non-Qualified  Option pursuant to Section 16 below.

      8.  Exercise  of  Options.  Subject  to the  provisions  of  Sections  9
          ------------------------
through 12 below,  each Option granted under this Plan shall be exercisable as follows:

      (a) Vesting.  The Option shall either be fully  exercisable  on the date
          -------
of grant or shall become  exercisable  thereafter in such  installments as the
Committee or Board may specify.

      (b) Full  Vesting . Once an  installment  becomes  exercisable  it shall
          ---------------
remain  exercisable  until  expiration or  termination  of the Option,  unless otherwise specified by the Committee or the Board.

      (c) Partial  Exercise.  Each Option or  installment  may be exercised at
          ------------------
any  time or from  time-to-time,  in whole  or in  part,  for up to the  total number of shares with respect to which it is then exercisable.

      (d)  Acceleration of Vesting.  The Committee or the Board shall have the
           ------------------------
right to  accelerate  the date of exercise of any  installment  of any Option;
provided,  however,  that the  Committee  or the Board shall not,  without the consent of the optionee,  accelerate  the exercise date of any  installment of any Option  granted to any  employee as an ISO (and not  previously  converted
into  a   Non-Qualified   Option   pursuant  to  Section  16  below)  if  such
acceleration  would  violate the annual  vesting  limitation  contained in the
Code, as described in Section 6(c) above.

      9.  Termination  of  Employment.   If  an  ISO  optionee  ceases  to  be
          ----------------------------
employed  by the Company or any  Related  Corporation  other than by reason of death or disability as defind in Section 10 below, no further  installments of such  optionee's  ISOs shall  become  exercisable,  and (i) if the employee is terminated  "for  cause," as defined  below,  while  holding one or more ISOs, that  portion  of each ISO that is  vested  but  which  has not  already  been exercised  shall expire  coincident  with the  termination  of the  optionee's status as an  employee,  or (ii) if for a reason  other than "for cause," such optionee's  vested ISOs shall  terminate after the passage of ninety (90) days from the date of termination of such  optionee's  employment,  but in no event later than on their specified  expiration  date(s),  except to the extent that such ISOs (or the unexercised  installments  thereof) have been converted into
Non-Qualified  Options  pursuant  to  Section  16 below.  Employment  shall be considered as continuing  uninterrupted  during any bona fide leave of absence
(such as those attributable to illness,  military  obligations or governmental service),  provided  that the period of such leave does not exceed ninety (90)
days  or,  if  longer,  any  period  during  which  such  optionee's  right to reemployment  is guaranteed by statute.  A bona fide leave of absence with the written  approval of the  Committee  or the Board shall not be  considered  an interruption  of  employment  under  this  Plan,  provided  that such  written approval  contractually  obligates the Company or any Related  Corporation  to continue  the  employment  of  the  optionee  after  the  approved  period  of absence.  ISOs granted  under this Plan shall not be affected by any change of employment within or among the Company and any Related  Corporations,  so long as the  optionee  continues  to be an  employee  of the Company or any Related
Corporation.  Nothing in this Plan shall be deemed to give any  grantee of any
Option the right to be retained in  employment or other service by the Company or any  Related  Corporation  for any  period of time.  For  purposes  of this
Agreement,  "for cause" shall mean  termination of a position with the Company because of such employee's (i) misfeasance,  waste of corporate assets,  gross
negligence  or  willful  continued   failure  to  substantially   perform  his
reasonably  assigned duties or (ii) engagement in dishonest or illegal conduct that is demonstrably injurious to the Company.

      10.  Death;  Disability.
           -------------------

      (a) Death.  If an ISO  optionee  ceases to be employed by the Company or
          ------
any Related  Corporation by reason of such optionee's  death,  any ISO of such optionee may be exercised,  to the extent of the number of shares with respect to which the  optionee  could  have  exercised  on the date of the  optionee's death, by the optionee's  estate,  personal  representative or beneficiary who has  acquired the ISO by will or by the laws of descent and  distribution,  at any time prior to the earlier of the specified  expiration  date of the ISO or one year from the date of the optionee's death.

      (b)  Disability.  If an  ISO  optionee  ceases  to be  employed  by  the
           ----------
Company or any Related Corporation by reason of disability,  such optionee (or such  optionee's  custodian)  shall have the right to exercise any ISO held by such optionee on the date of termination  of employment,  to the extent of the number of shares with  respect to which the optionee  could have  exercised on that date, at any time prior to the earlier of the specified  expiration  date of the ISO or one  year  from the date of the  termination  of the  optionee's employment.  For  purposes  of this  Plan,  the term  "disability"  shall mean
"permanent and total  disability"  as defined in Section  22(e)(3) of the Code or any successor statute.

      11.  Assignabilitv.  No Option shall be  assignable or  transferable  by
           --------------
the optionee except as permitted by the laws of descent and distribution,  and during the lifetime of the optionee each Option shall be  exercisable  only by the optionee.  No ISO shall be transferable except as permitted by the Code.

      12.  Terms and  Conditions  of Options.  Options  shall be  evidenced by
           ----------------------------------
instruments  (which need not be  identical)  in such form as the  Committee or the Board may from  time-to-time  approve.  Such instruments  shall conform to the terms and  conditions  set forth in  Sections  6 through  11 above and may contain such other  provisions as the Committee or the Board deems  advisable, which are not  inconsistent  with this Plan,  including,  without  limitation, restrictions  applicable to shares of the Company's Common Stock issuable upon exercise of Options. In granting  Non-Qualified  Options, the Committee or the
Board  may  specify  that  Non-Qualified  Options  shall  be  subject  to  the restrictions  set  forth  herein  with  respect  to  ISOs,  or to  such  other termination  and  cancellation  provisions  as the  Committee or the Board may determine.  The Committee or the Board may from time-to-time  confer authority and  responsibility  on one or more of its members and/or one or more officers of the Company to execute and deliver such  instruments.  The proper  officers of the  Company  are  authorized  and  directed  to take  any  and all  action necessary  or  advisable  from  time-to-time  to carry  out the  terms of such instruments.

      13.  Adjustments.  Upon the  occurrence of any of the following  events,
           ------------
an  optionee's  rights  with  respect  to  Options  granted  to  the  optionee
hereunder  shall  be  adjusted  as  hereinafter  provided,   unless  otherwise
specifically  provided in the written  agreement  between the optionee and the
Company regarding such Option:

       (a) Stock  Dividends and Stock  Splits.  If the shares of the Company's
           ----------------------------------
Common Stock shall be subdivided or combined into a greater or smaller  number of shares or if the Company  shall issue any shares of Common Stock as a stock dividend  on its  outstanding  Common  Stock,  the  number of shares of Common
Stock  deliverable  upon  the  exercise  of  Options  shall  be  appropriately increased or decreased  proportionately,  and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision,  combination or stock dividend.

      (b)  Merger,   Consolidation,   Sale  of  Assets.  In  the  event  of  a
           -------------------------------------------
consolidation or merger in which the Company is not the surviving  entity,  or the sale of all or substantially  all of the Company's  assets,  the Committee or the Board may in its sole discretion (i) accelerate the  exercisability  of any or all  outstanding  Options so that such Options would be  exercisable in full prior to the consummation of such consolidation,  merger or asset sale at such  times  and on  such  conditions  as the  Committee  or the  Board  shall determine,  or (ii)  authorize  cash  payments to optionees  equal to the fair market  value of their  equity  interest  in Options and the  cancellation  of those Options,  unless the successor  entity,  if any, assumes the outstanding
Options or substitutes substantially equivalent options therefor.

      (c)   Recapitalization   or   Reorganization.   In   the   event   of  a
            --------------------------------------
recapitalization  or  reorganization  of the Company (other than a transaction described in Section 13(b) above) pursuant to which  securities of the Company or of another  entity are issued  with  respect to the  outstanding  shares of
Common Stock,  an optionee,  upon  exercising an Option,  shall be entitled to receive for the  purchase  price paid upon such  exercise the  securities  the optionee  would have  received if the optionee had  exercised the Option prior to such recapitalization or reorganization.

      (d)   Modification   of  ISOs.   Notwithstanding   the  foregoing,   any
            -----------------------
adjustments  made pursuant to Sections 13(a), (b) or (c) above with respect to
ISOs shall be made only after the  Committee  or the Board,  after  consulting with  counsel for the  Company,  determines  whether  such  adjustments  would constitute a  "modification"  of such ISOs (as that term is defined in Section
425 of the Code) or would cause any adverse tax  consequences  for the holders of such ISOs. If the Committee or the Board  determines that such  adjustments made with respect to ISOs would  constitute a  modification  of such ISOs,  it may refrain from making such adjustments.

      (e) Issuances of Securities.  Except as expressly  provided  herein,  no
          -----------------------
issuance  by the  Company  of shares of stock of any class,  or of  securities convertible  into  shares  of  stock  of  any  class,  shall  affect,  and  no adjustment  by reason  thereof  shall be made with  respect  to, the number or price  of  shares  subject  to  Options.  No  adjustments  shall  be made  for dividends paid in cash or in property other than securities of the Company.

      (f)  Fractional  Shares.  No  fractional  shares  shall be issued  under
           ----------
this Plan and each  optionee  shall  receive  from the Company cash in lieu of such fractional shares.

      (g)  Adjustments.  Upon the happening of any of the events  described in
           ------------
Section 13(a),  (b) or (c) above, the class and aggregate number of shares set forth in Section 4 above that are  subject to  Options  that  previously  have
been  or   subsequently   may  be  granted  under  this  Plan  shall  also  be
appropriately  adjusted to reflect the events described in such Sections.  The
Committee or Board shall  determine the specific  adjustments to be made under this Section 13 and,  subject to Section 2 above, its  determination  shall be conclusive.

      If any person or entity  owning  restricted  Common  Stock  obtained  by exercise  of a Option  hereunder  receives  shares  or  securities  or cash in connection with a corporate  transaction  described in Sections 13(a),  (b) or
(c) above as a result of owning such restricted  Common Stock,  such shares or securities or cash shall be subject to all of the conditions and  restrictions applicable  to the  restricted  Common Stock with respect to which such shares or  securities  or  cash  were  issued,  unless  otherwise  determined  by the
Committee or Board.

      14.   Means  of   Exercising   Options.   An  Option  (or  any  part  or
            ---------------------------------
installment  thereof)  shall be  exercised  by  giving  written  notice to the
Company at its  principal  office  address.  Such notice  shall  identify  the
Option  being  exercised  and  specify  the  number of shares as to which such
Option is being  exercised,  accompanied by full payment of the purchase price in any of the following  ways: (i) in U.S.  dollars in cash or by check,  bank draft  or  money  order;  (ii) by the  surrender  of all or part of an  Option
(including  the Option being  exercised)  with an aggregate net value equal to the aggregate  exercise price; (iii) by the tender to the Company of shares of
Common Stock with an aggregate  value equal to the exercise  price; or (iv) by a  combination  of (i),  (ii) and (iii)  above.  The holder of an Option shall not have the rights of a  shareholder  with  respect to the shares  covered by his, her or its Option until the date of issuance of a stock  certificate  for such  shares.  Except as  expressly  provided in Section 13 above with respect to changes in capitalization and stock dividends,  no adjustment shall be made for  dividends or similar  rights for which the record date is before the date such stock certificate is issued.

      15. Term and  Amendment of Plan.  This Plan was  authorized  and adopted
          ----------------------------
by the Board on August 16, 1999 subject  (with  respect to the  validation  of
ISOs granted under this Plan) to approval of this Plan by the  stockholders of the Company.  If the approval of this Plan by the  Company's  stockholders  is not  obtained  by August  16,  2000,  any  grants of ISOs under this Plan made prior to that date  will be  rescinded,  and such  grants  shall  deemed to be grants of an equal  number of  Non-Qualified  Options.  This Plan shall expire on August 16, 2009 (except as to Options  outstanding  on that date).  Subject to the  provisions of Section 5 above,  Options may be granted under this Plan prior  to the  date of  stockholder  approval  of this  Plan.  The  Board  may terminate  or amend this Plan in any respect at any time;  provided,  however, that the  Board  may not  amend  this  Plan in any of the  following  respects without the approval of the  Company's  stockholders  obtained  within  twelve
(12) months before or after the Board adopts a resolution  authorizing  any of the following actions:  (a) increase of the total number of shares that may be issued  under this Plan (except by  adjustment  pursuant to Section 13 above);
(b)  modification of the provisions of Section 3 above  regarding  eligibility for grants of ISOs; (c)  modification  of the provisions of Section 6(b) above regarding the exercise  price at which shares may be offered  pursuant to ISOs
(except by  adjustment  pursuant to Section 13 above);  and (d)  extending the expiration  date of this Plan.  Except as  otherwise  provided in this Section
15, in no event may  action of the Board or the  stockholders  alter or impair the rights of a grantee,  without  such  grantee's  consent,  under any Option previously  granted to such grantee.  The Committee or the Board may amend the terms of any Option  granted if such  amendment is agreed to by the  recipient of such Option.

      16.  Conversion  of ISOs Into  Non-Qualifled  Options;  Termination  of
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ISOs.  The  Committee or the Board,  at the written  request of any  optionee, may in its  discretion  take such  actions as may be necessary to convert such optionee's  ISOs (or any  installments  or portions of  installments  thereof)
that have not been  exercised  on the date of  conversion  into  Non-Qualified
Options at any time prior to the  expiration  of such ISOs,  including  at the time an employee  leaves the employment of the Company,  regardless of whether the  optionee is an employee  of the Company or a Related  Corporation  at the time of such  conversion.  Such actions may include,  but shall not be limited to,  extending  the  exercise  period or reducing  the  exercise  price of the appropriate  installments  of such  Options.  At the time of such  conversion, the  Committee or the Board (with the consent of the optionee) may impose such conditions  on the  exercise  of the  resulting  Non-Qualified  Options as the
Committee or the Board in its sole  discretion  may  determine,  provided that such  conditions  shall not be  inconsistent  with this Plan.  Nothing in this
Plan shall be deemed to give any  optionee  the right to have such  optionee's
ISOs converted into Non-Qualified  Options, and no such conversion shall occur until and unless the  Committee  or the Board takes  appropriate  action.  The
Committee or the Board,  with the consent of the optionee,  may also terminate any  portion  of any ISO  that  has not  been  exercised  at the  time of such termination.

      17.  Application  of Funds.  The  proceeds  received by the Company from
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the sale of shares  pursuant to Options  granted under this Plan shall be used for general corporate purposes.

      18.  Governmental  Regulation.  The  Company's  obligation  to sell  and
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deliver  shares of Common  Stock under this Plan is subject to the  compliance with  Federal and  applicable  state  securities  laws and the approval of any
governmental   authority   required  in  connection  with  the  authorization,
issuance or sale of such shares.

      19.  Withholding  of  Additional  Income  Taxes.  Upon the exercise of a
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Non-Qualified Option, the making of a Disqualifying  Disposition (as that term is  defined in Section 20 below) or the  vesting of  restricted  Common  Stock acquired upon the exercise of a Option hereunder,  the Company,  in accordance with Section  3402(a) of the Code,  may require the optionee to pay additional withholding  taxes in respect of the amount  that is  considered  compensation includable in such  individual's  gross income.  The Committee or the Board in its  discretion  may condition (i) the exercise of an Option or the vesting of restricted  Common Stock  acquired by  exercising a Option,  on the  grantee's payment of such additional withholding taxes.

      20. Notice to Company of  Disqualifying  Disposition.  Each employee who
          -------------------------------------------------
receives an ISO must agree to notify the Company in writing  immediately after the employee makes a Disqualifying  Disposition of any shares of the Company's
Common  Stock  acquired  pursuant to the  exercise of an ISO. A  Disqualifying
Disposition  is any  disposition  (including  any sale) of such  Common  Stock before the later of (a) two (2) years after the date the  employee was granted the ISO and (b) one (1) year after the date the  employee  acquired the Common
Stock by  exercising  the ISO.  If the  employee  dies  before  such shares of
Common Stock are sold,  these holding period  requirements do not apply and no
Disqualifying Disposition can occur thereafter.

      21.  Governing  Law;  Construction.  The  validity and  construction  of
           ------------------------------
this Plan and the  instruments  evidencing  Options  shall be  governed by the laws of the State of Colorado,  or the laws of any  jurisdiction  in which the
Company or its  successors  in interest may be organized.  In construing  this
Plan,  the singular  shall include the plural and the  masculine  gender shall include the feminine and neuter, and vice versa,  unless the context otherwise requires.